UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 29, 2006

DUKE REALTY LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in its Charter)

Indiana	0-20625	35-1898425
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

600 East 96th Street
Suite 100
Indianapolis, IN 46240
(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.              Unregistered Sales of Equity Securities.

On June 30, 2006, Duke Realty Limited Partnership (the “Partnership”), pursuant to the authority granted pursuant to Section 4.02(a) of the Partnership’s Second Amended and Restated Agreement of Limited Partnership, as amended (the “Partnership Agreement”), established a new series of Preferred Units designated as the 7.25% Series N Cumulative Redeemable Preferred Units, liquidation preference $250.00 per unit (the “Series N Preferred Units”), and authorized the issuance of all 440,000 of the Series N Preferred Units to Duke Realty Corporation, as the Partnership’s Sole General Partner (the “Company”), in connection with the Company’s registered public offering of Depositary Shares, each representing 1/10th of a share of the Company’s related 7.25% Series N Cumulative Redeemable Preferred Shares (the “Series N Preferred Shares”). The Series N Preferred Units were issued in a transaction that was not registered under the Securities Act of 1933, as amended (the “Act”), in reliance upon applicable exemptions from registration under Section 4(2) of the Act.

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 29, 2006, the Partnership filed with the Secretary of State of the State of Indiana the ninth amendment (the “Amendment”) to the Partnership Agreement to add a new Exhibit T establishing the amount, terms and rights of the Partnership’s Series N Preferred Units. Pursuant to General Instruction F to the Securities and Exchange Commission’s (the “Commission”) Form 8-K, the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K (this “Report”) and is incorporated into this Item 5.03 by this reference.

On June 29, 2006, the Partnership filed with the Secretary of State of the State of Indiana a certificate of amendment (the “Series M Amendment”) to the Partnership Agreement to amend and restate Exhibit S thereto. Pursuant to General Instruction F to the Commission’s Form 8-K, the Series M Amendment is filed as Exhibit 3.2 to this Report and is incorporated into this Item 5.03 by this reference.

Item 8.01.              Other Events.

On June 30, 2006, the Company completed the issuance of 440,000 Series N Preferred Shares to American Stock Transfer & Trust Company, as depositary, and the related issuance and sale to the public (the “Offering”) of 4,400,000 Depositary Shares, each representing 1/10th of a Series N Preferred Share. The Depositary Shares were registered with the Commission pursuant to the Company’s registration statement on Form S-3 (Registration Statement No. 333-120492) (as the same may be amended or supplemented, the “Registration Statement”), under the Securities Act of 1933, as amended.

Item 9.01.              Financial Statements and Exhibits.

The following exhibits are filed with this Report:

Exhibit Number	Exhibit
3.1

Ninth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Duke Realty Limited Partnership, to add a new Exhibit T establishing the amount, terms and rights of Duke Realty Limited Partnership’s 7.25% Series N Cumulative Redeemable Preferred Units, liquidation preference

$250.00 per unit.
3.2	Certificate of Amendment to the Second Amended and Restated Agreement of Limited Partnership of Duke Realty Limited Partnership, to amend and restate Exhibit S thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY LIMITED PARTNERSHIP

	By:	Duke Realty Corporation, As its Sole General Partner

Date: July 5, 2006	By:	/s/ Howard L. Feinsand
Howard L. Feinsand
Executive Vice President,
General Counsel and Corporate Secretary